Prepayments and Other Assets	12 Months Ended
Dec. 31, 2025
Prepayments and Other Assets [Abstract]
Prepayments and Other Assets
5.
PREPAYMENTS AND OTHER ASSETS

Prepayments and other assets consisted of the following:

	As of December 31,
	2024	2025
	US$	US$
Advances to suppliers	748,672	1,042,917
Deductible input VAT	395,398	527,286
Deferred financing costs(a)	-	1,097,980
Receivables from third party payment platforms	53,419	8,030
Prepayment to service vendors(b)	4,463,506	1,900,158
Receivables from underwriter(c)	427,172	-
Loans to third parties(d)	-	824,694
Others(e)	409,196	557,724
Prepayments and Other Assets	6,497,363	5,958,789
Less: Other Non-Current Assets	-	1,711,830
Prepayments and Other Current Assets	6,497,363	4,246,959

a. Direct costs incurred by the Group in connection with the follow-up offering were deferred and recorded as deferred financing costs as of December 31, 2025 and offset against the gross proceeds received from the follow-up offering upon completion.

b. Prepayment to service vendors primarily consist of advance payments for outsourcing core hardware development and market promotion services.

c. Receivables from underwriter mainly represents unused advance payments made to underwriter for subsequent disbursement to legal advisors. During the year ended December 31, 2025, the balance has been fully collected.

d. As of December 31, 2025, loans to third parties consisted of the following: (i) On November 24, 2025, the Company entered into a loan agreement with an individual third party to provide a loan of US$0.2 million. The loan bears interest at a floating rate equal to 3.91% per annum and matures twelve months from the effective date. (ii) On November 28, 2025, X-Charge Technology entered into a loan agreement with a third-party entity to provide a loan of RMB 4.3 million (approximately US$0.6 million). The loan bears interest at 3.5% per annum and matures two years from the disbursement date.

e. Others mainly include staff advances and deposits.